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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2004


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    000-24439              33-0803204
  ----------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE         (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)           IDENTIFICATION NO.)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (c)      EXHIBITS

                  99.1 Copy of press release, dated May 6, 2004 containing information regarding the Registrant's results of operations or financial condition for the fiscal quarter ended March 31, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended

         On May 6, 2004, Hines Horticulture, Inc. issued a press release reporting its first quarter financial results.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

         The press release includes the following non-GAAP financial measures as defined in Regulation G:(1) EBITDA and (2) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

         "EBITDA" means income before interest expense, provision for income taxes and depreciation and amortization. "Adjusted EBITDA" is EBITDA plus severance costs, loss on early debt extinguishment and certain losses on disposal of fixed asset, less gain (loss) on sale of fixed assets. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. These measures are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for performance relative to other companies. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance, leverage and liquidity. EBITDA and Adjusted EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure the borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

         The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 6, 2004                   HINES HORTICULTURE, INC.

                                       By:   /s/   Claudia M. Pieropan
                                             -----------------------------------
                                             Claudia M. Pieropan
                                             Chief Financial Officer, Secretary
                                             and Treasurer
                                             (principal financial and accounting
                                             officer)

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                                INDEX TO EXHIBITS


99.1     Copy of press release, dated May 6, 2004, issued by Hines Horticulture,
         Inc.